                                                                    EXHIBIT 23.1

                                    CONSENT


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 22, 1996, (except Note 15, as to which the date is May 20, 1996), in Amendment No. 3 to the Registration Statement (on Form S-1) and related Prospectus of Digene Corporation (formerly Digene Diagnostics, Inc.) for the registration of 3,000,000 shares of its common stock.



                                           /s/ ERNST & YOUNG LLP

                                           -------------------------------------
                                           ERNST & YOUNG LLP

Vienna, Virginia

May 20, 1996